Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2019

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

July 31, 2019

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

FINANCIAL METRICS SUMMARY

(in millions, except per share data)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change
Earnings
Adjusted operating income (loss) before income taxes:
PGIM Division	254	230	243	214	264	486	478	-2%
U.S. Workplace Solutions Division	359	298	249	304	548	731	852	17%
U.S. Individual Solutions Division	550	624	419	577	327	1,105	904	-18%
International Insurance Division	784	890	736	922	849	1,640	1,771	8%
Corporate and Other Operations	(286)	(374)	(329)	(412)	(335)	(580)	(747)	-29%

Total adjusted operating income before income taxes	1,661	1,668	1,318	1,605	1,653	3,382	3,258	-4%
Income taxes, applicable to adjusted operating income	363	322	283	346	346	744	692	-7%

After-tax adjusted operating income	1,298	1,346	1,035	1,259	1,307	2,638	2,566	-3%

Income attributable to Prudential Financial, Inc.	197	1,672	842	932	708	1,560	1,640	5%

Return on Equity
Operating Return on Average Equity (based on adjusted operating income)(1)	13.1%	13.6%	10.3%	12.6%	13.1%	13.5%	12.9%
Return on Average Equity (based on net income)	1.6%	14.1%	7.1%	7.2%	4.9%	6.1%	6.0%

Distributions to Shareholders
Dividends Paid	382	380	377	415	411	769	826	7%
Share Repurchases	375	375	375	500	500	750	1,000	33%

Total Capital Returned	757	755	752	915	911	1,519	1,826	20%

Per Share Data
Net Income (diluted)	0.46	3.90	1.99	2.22	1.71	3.62	3.93	9%
Adjusted Operating Income (diluted)	3.01	3.15	2.44	3.00	3.14	6.10	6.13	—%
Shareholder Dividends	0.90	0.90	0.90	1.00	1.00	1.80	2.00	11%
Book Value	113.59	110.78	116.34	132.83	150.04
Book Value excluding AOCI and FX(2)	92.60	95.20	96.06	96.76	97.15

Shares Outstanding
Weighted average number of common shares (basic)	419.5	416.2	412.7	409.2	405.3	420.8	407.3	-3%
Weighted average number of common shares (diluted)	428.0	424.7	421.2	417.6	413.9	429.5	415.8	-3%
End of period common shares (basic)	417.7	414.4	410.7	407.3	403.0
End of period common shares (diluted)	429.0	426.3	422.2	417.9	414.3

(1)

Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.

(2)	AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See Page 3 for further details.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

Earnings per share of common stock (diluted):
After-tax adjusted operating income	3.01	3.15	2.44	3.00	3.14	6.10	6.13
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.65	0.42	(0.51)	(1.53)	(1.52)	0.79	(3.05)
Market experience updates	—	—	—	—	(0.50)	—	(0.50)
Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	(0.45)	0.02	(0.66)	1.09	0.69	(1.39)	1.78
Change in experience-rated contractholder liabilities due to asset value changes	0.20	(0.05)	0.54	(0.97)	(0.76)	1.17	(1.72)
Divested and Run-off Businesses:
Closed Block Division	(0.07)	0.04	(0.09)	(0.05)	(0.05)	(0.09)	(0.10)
Other Divested and Run-off Businesses	(3.57)	0.03	0.12	0.42	0.27	(3.72)	0.69
Difference in earnings allocated to participating unvested share-based payment awards	0.02	(0.01)	0.01	0.01	0.02	0.03	0.02

Total reconciling items, before income taxes	(3.22)	0.45	(0.59)	(1.03)	(1.85)	(3.21)	(2.88)
Income taxes, not applicable to adjusted operating income	(0.67)	(0.30)	(0.14)	(0.25)	(0.42)	(0.73)	(0.68)

Total reconciling items, after income taxes	(2.55)	0.75	(0.45)	(0.78)	(1.43)	(2.48)	(2.20)

Net income attributable to Prudential Financial, Inc.	0.46	3.90	1.99	2.22	1.71	3.62	3.93

Weighted average number of outstanding common shares (basic)	419.5	416.2	412.7	409.2	405.3	420.8	407.3
Weighted average number of outstanding common shares (diluted)	428.0	424.7	421.2	417.6	413.9	429.5	415.8

For earnings per share of common stock calculation:

Net income attributable to Prudential Financial, Inc.	197	1,672	842	932	708	1,560	1,640
Earnings related to interest, net of tax, on exchangeable surplus notes	6	5	5	5	6	11	11
Less: Earnings allocated to participating unvested share-based payment awards	4	19	10	10	8	18	18

Net income attributable to Prudential Financial, Inc. for earnings per share of common stock calculation	199	1,658	837	927	706	1,553	1,633

After-tax adjusted operating income	1,298	1,346	1,035	1,259	1,307	2,638	2,566
Earnings related to interest, net of tax, on exchangeable surplus notes	6	5	5	5	6	11	11
Less: Earnings allocated to participating unvested share-based payment awards	14	15	13	13	15	30	28

After-tax adjusted operating income for earnings per share of common stock calculation	1,290	1,336	1,027	1,251	1,298	2,619	2,549

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

OTHER FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

Capitalization Data (1):
Senior Debt:
Short-term debt	2,056	2,393	2,451	2,549	2,659
Long-term debt	10,706	9,857	9,810	10,741	10,269
Junior Subordinated Long-Term Debt	6,026	7,564	7,568	7,568	7,572

Prudential Financial Inc. Equity:
Including accumulated other comprehensive income	48,232	46,725	48,617	55,010	61,660
Excluding accumulated other comprehensive income (2)	36,577	37,575	37,711	37,792	37,678
Amount included above for remeasurement of foreign currency (3)	(2,650)	(2,509)	(2,344)	(2,142)	(2,070)

Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency (3)	39,227	40,084	40,055	39,934	39,748

Book Value per Share of Common Stock:
Including accumulated other comprehensive income (4)	113.59	110.78	116.34	132.83	150.04
Excluding accumulated other comprehensive income (2)(4)	86.43	89.32	90.50	91.63	92.15
Amount included above for remeasurement of foreign currency (3)	(6.17)	(5.88)	(5.56)	(5.13)	(5.00)

Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency (3)(4)	92.60	95.20	96.06	96.76	97.15

End of period number of common shares (diluted)(5)	429.0	426.3	422.2	417.9	414.3

Common Stock Price Range (based on closing price):
High	107.62	104.68	105.99	97.25	105.71	126.02	105.71
Low	93.22	93.99	76.83	81.27	92.38	93.22	81.27
Close	93.51	101.32	81.55	91.88	101.00	93.51	101.00

Common Stock market capitalization (1)	39,059	41,987	33,493	37,423	40,703

(1)	As of end of period.
(2)

Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.

(3)

Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

(4)

Book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency) as of the second quarter of 2019 includes a $500 million increase in equity and a 6.2 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $80.73. As of first quarter of 2019 and the fourth quarter of 2018, book value per share of Common Stock includes a $500 million increase in equity and 6.1 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $82.16. As of the third and second quarter of 2018, book value per share of Common Stock includes a $500 million increase in equity and a 5.9 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per Common Stock is greater than $85.00.

(5)	The number of diluted shares at end of period includes the impact of exchangeable surplus notes due to the dilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

OPERATIONS HIGHLIGHTS

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

Assets Under Management and Administration ($ billions) (1)(2):
Assets Under Management:
PGIM Division:
Institutional customers	490.8	505.7	493.5	524.0	534.9
Retail customers	252.0	258.3	240.1	256.4	264.9
General account	413.3	410.6	427.8	441.0	459.8

Total PGIM Division	1,156.1	1,174.6	1,161.4	1,221.4	1,259.6
U.S. Workplace Solutions Division	87.6	88.7	86.1	89.4	90.9
U.S. Individual Solutions Division	115.7	117.4	100.4	113.3	115.4
International Insurance Division	28.8	29.3	29.4	31.4	31.5

Total assets under management	1,388.2	1,410.0	1,377.3	1,455.5	1,497.4
Client assets under administration	228.7	238.2	233.3	250.8	273.0

Total assets under management and administration	1,616.9	1,648.2	1,610.6	1,706.3	1,770.4

Assets managed or administered for customers outside of the United States at end of period	365.7	370.6	373.8	389.4	403.4

Distribution Representatives (1):
Prudential Advisors	3,052	3,071	3,005	3,075	3,132
International Life Planners	7,638	7,798	7,969	8,094	8,170
Gibraltar Life Consultants	7,938	8,030	7,964	7,997	7,767

Prudential Advisor productivity ($ thousands)	60	63	78	53	62	56	58

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

COMBINED STATEMENTS OF OPERATIONS

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	6,710	8,143	11,487	7,256	7,439	13,348	14,695	10%
Policy charges and fee income	1,570	1,557	1,570	1,542	1,518	3,145	3,060	-3%
Net investment income	3,404	3,367	3,382	3,546	3,698	6,741	7,244	7%
Asset management fees, commissions and other income	1,359	1,365	1,341	1,304	1,451	2,684	2,755	3%

Total revenues	13,043	14,432	17,780	13,648	14,106	25,918	27,754	7%

Benefits and Expenses (1):
Insurance and annuity benefits	7,160	8,464	11,934	7,520	7,823	14,013	15,343	9%
Interest credited to policyholders’ account balances	932	940	937	948	955	1,843	1,903	3%
Interest expense	347	355	372	386	392	687	778	13%
Deferral of acquisition costs	(684)	(708)	(754)	(759)	(712)	(1,402)	(1,471)	-5%
Amortization of acquisition costs	555	496	533	540	736	1,085	1,276	18%
General and administrative expenses	3,072	3,217	3,440	3,408	3,259	6,310	6,667	6%

Total benefits and expenses	11,382	12,764	16,462	12,043	12,453	22,536	24,496	9%

Adjusted operating income before income taxes	1,661	1,668	1,318	1,605	1,653	3,382	3,258	-4%
Income taxes, applicable to adjusted operating income	363	322	283	346	346	744	692	-7%
After-tax adjusted operating income	1,298	1,346	1,035	1,259	1,307	2,638	2,566	-3%
Reconciling items:
Realized investment gains (losses), net, and related adjustments	393	271	(132)	(663)	(548)	480	(1,211)	-352%
Related charges	(116)	(94)	(83)	25	(82)	(139)	(57)	59%

Total realized investment gains (losses), net, and related charges and adjustments	277	177	(215)	(638)	(630)	341	(1,268)	-472%

Market experience updates	—	—	—	—	(208)	—	(208)	—%
Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	(193)	10	(277)	454	287	(596)	741	224%
Change in experience-rated contractholder liabilities due to asset value changes	85	(21)	228	(403)	(313)	503	(716)	-242%
Divested and Run-off Businesses:
Closed Block Division	(31)	18	(40)	(19)	(21)	(40)	(40)	—%
Other Divested and Run-off Businesses	(1,526)	12	51	174	112	(1,598)	286	118%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(23)	(26)	(12)	(33)	(4)	(49)	(37)	24%

Total reconciling items, before income taxes	(1,411)	170	(265)	(465)	(777)	(1,439)	(1,242)	14%

Income taxes, not applicable to adjusted operating income	(295)	(138)	(65)	(114)	(184)	(324)	(298)	8%

Total reconciling items, after income taxes	(1,116)	308	(200)	(351)	(593)	(1,115)	(944)	15%
Income before income taxes and equity in earnings of operating joint ventures	250	1,838	1,053	1,140	876	1,943	2,016	4%

Income tax expense	68	184	218	232	162	420	394	-6%

Income before equity in earnings of operating joint ventures	182	1,654	835	908	714	1,523	1,622	7%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	15	18	7	24	(6)	37	18	-51%

Income attributable to Prudential Financial, Inc.	197	1,672	842	932	708	1,560	1,640	5%
Earnings attributable to noncontrolling interests	3	3	7	5	30	4	35	775%

Net income	200	1,675	849	937	738	1,564	1,675	7%
Less: Income attributable to noncontrolling interests	3	3	7	5	30	4	35	775%

Net income attributable to Prudential Financial, Inc.	197	1,672	842	932	708	1,560	1,640	5%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of Divested and Run-off Businesses and include charges for income attributable to noncontrolling interests. Second quarter 2019 revenues and expenses exclude market experience updates. See pages 37 and 38 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

CONSOLIDATED BALANCE SHEETS

(in millions)

	06/30/2018	09/30/2018	12/31/2018	03/31/2019	06/30/2019

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $317,548; $321,168; $331,745; $333,648; $340,564)	341,151	340,970	353,656	365,928	383,390
Fixed maturities, held-to-maturity, at amortized cost (fair value $2,388; $2,287; $2,372; $2,365; $2,410)	2,020	1,957	2,013	1,982	2,009
Fixed maturities, trading, at fair value (amortized cost $2,980; $3,162; $3,392; $3,512; $3,807)	2,916	3,083	3,243	3,435	3,755
Assets supporting experience-rated contractholder liabilities, at fair value	21,497	21,083	21,254	21,668	21,843
Equity securities, at fair value (cost $5,374; $5,149; $5,219; $5,230; $5,205)	7,191	7,058	6,238	6,778	6,804
Commercial mortgage and other loans	58,622	59,336	59,830	60,875	61,228
Policy loans	11,935	11,928	12,016	11,986	12,030
Other invested assets	13,459	13,790	14,526	14,840	15,081
Short-term investments	5,728	5,767	6,469	6,911	5,872

Total investments	464,519	464,972	479,245	494,403	512,012
Cash and cash equivalents	14,918	12,466	15,353	14,699	15,421
Accrued investment income	3,235	3,180	3,318	3,233	3,355
Deferred policy acquisition costs	19,643	19,789	20,058	19,978	19,540
Value of business acquired	2,027	1,962	1,850	1,575	1,227
Other assets	16,860	16,938	16,118	18,192	18,690
Separate account assets	298,658	303,441	279,136	297,244	303,580

Total assets	819,860	822,748	815,078	849,324	873,825

Liabilities:
Future policy benefits	260,435	260,797	273,846	277,085	285,527
Policyholders’ account balances	149,359	149,130	150,338	151,224	151,428
Securities sold under agreements to repurchase	9,540	9,176	9,950	9,873	9,741
Cash collateral for loaned securities	4,307	4,656	3,929	4,093	4,235
Income taxes	7,888	7,014	7,936	10,031	11,485
Senior short-term debt	2,056	2,393	2,451	2,549	2,659
Senior long-term debt	10,706	9,857	9,810	10,741	10,269
Junior subordinated long-term debt	6,026	7,564	7,568	7,568	7,572
Other liabilities	21,356	20,708	20,128	22,241	23,930
Notes issued by consolidated variable interest entities	937	930	955	1,225	1,246
Separate account liabilities	298,658	303,441	279,136	297,244	303,580

Total liabilities	771,268	775,666	766,047	793,874	811,672

Equity:
Accumulated other comprehensive income	11,655	9,150	10,906	17,218	23,982
Other equity	36,577	37,575	37,711	37,792	37,678

Total Prudential Financial, Inc. equity	48,232	46,725	48,617	55,010	61,660

Noncontrolling interests	360	357	414	440	493

Total equity	48,592	47,082	49,031	55,450	62,153

Total liabilities and equity	819,860	822,748	815,078	849,324	873,825

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of June 30, 2019

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	512,012	59,849	452,163	4,746	136,527	69,283	215,445	26,162
Deferred policy acquisition costs	19,540	248	19,292	—	304	10,624	8,730	(366)
Other assets	38,693	1,315	37,378	3,212	7,896	17,243	10,455	(1,428)
Separate account assets	303,580	—	303,580	39,723	86,879	178,315	3,978	(5,315)

Total assets	873,825	61,412	812,413	47,681	231,606	275,465	238,608	19,053

Liabilities:
Future policy benefits	285,527	47,940	237,587	—	69,897	31,097	128,439	8,154
Policyholders’ account balances	151,428	5,011	146,417	—	57,200	36,620	51,710	887
Debt	20,500	—	20,500	1,937	809	7,131	141	10,482
Other liabilities	50,637	10,186	40,451	3,130	6,090	8,222	18,968	4,041
Separate account liabilities	303,580	—	303,580	39,723	86,879	178,315	3,978	(5,315)

Total liabilities	811,672	63,137	748,535	44,790	220,875	261,385	203,236	18,249

Equity:
Accumulated other comprehensive income (loss)	23,982	(10)	23,992	(71)	4,544	1,958	19,107	(1,546)
Other equity	37,678	(1,725)	39,403	2,129	6,135	12,107	16,201	2,831

Total Prudential Financial, Inc. equity	61,660	(1,735)	63,395	2,058	10,679	14,065	35,308	1,285

Noncontrolling interests	493	10	483	833	52	15	64	(481)

Total equity	62,153	(1,725)	63,878	2,891	10,731	14,080	35,372	804

Total liabilities and equity	873,825	61,412	812,413	47,681	231,606	275,465	238,608	19,053

	As of December 31, 2018

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations

Assets:
Total investments	479,245	57,710	421,535	4,542	131,746	61,626	200,313	23,308
Deferred policy acquisition costs	20,058	264	19,794	—	311	11,087	8,715	(319)
Other assets	36,639	1,065	35,574	2,908	6,979	17,280	9,850	(1,443)
Separate account assets	279,136	—	279,136	40,240	78,216	161,645	3,755	(4,720)

Total assets	815,078	59,039	756,039	47,690	217,252	251,638	222,633	16,826

Liabilities:
Future policy benefits	273,846	48,282	225,564	—	69,677	25,377	122,894	7,616
Policyholders’ account balances	150,338	5,061	145,277	—	56,855	36,671	50,895	856
Debt	19,829	—	19,829	1,810	810	7,335	141	9,733
Other liabilities	42,898	7,414	35,484	3,030	5,272	7,046	17,328	2,808
Separate account liabilities	279,136	—	279,136	40,240	78,216	161,645	3,755	(4,720)

Total liabilities	766,047	60,757	705,290	45,080	210,830	238,074	195,013	16,293

Equity:
Accumulated other comprehensive income (loss)	10,906	(23)	10,929	(83)	628	(418)	13,040	(2,238)
Other equity	37,711	(1,705)	39,416	2,067	5,744	13,967	14,518	3,120

Total Prudential Financial, Inc. equity	48,617	(1,728)	50,345	1,984	6,372	13,549	27,558	882

Noncontrolling interests	414	10	404	626	50	15	62	(349)

Total equity	49,031	(1,718)	50,749	2,610	6,422	13,564	27,620	533

Total liabilities and equity	815,078	59,039	756,039	47,690	217,252	251,638	222,633	16,826

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of June 30, 2019				As of December 31, 2018
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	500	5,524	7,572	13,596	1,250	4,543	7,568	13,361
Operating Debt	1,847	3,952	—	5,799	1,091	4,601	—	5,692
Limited recourse and non-recourse borrowing	312	793	—	1,105	110	666	—	776

Total debt	2,659	10,269	7,572	20,500	2,451	9,810	7,568	19,829

	As of June 30, 2019				As of December 31, 2018
		The Prudential				The Prudential
	Prudential Financial, Inc.	Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	12,597	942	57	13,596	12,363	941	57	13,361
Operating Debt	4,906	893	—	5,799	4,893	799	—	5,692
Limited recourse and non-recourse borrowing	—	799	306	1,105	—	776	—	776

Total debt	17,503	2,634	363	20,500	17,256	2,516	57	19,829

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $842 million of surplus notes as of June 30, 2019 and $841 million of surplus notes as of December 31, 2018.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

STATEMENTS OF OPERATIONS - PGIM DIVISION

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	31	28	(3)	63	33	48	96	100%
Asset management fees, commissions and other income	785	789	838	807	893	1,594	1,700	7%

Total revenues	816	817	835	870	926	1,642	1,796	9%

Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—	—	—
Interest expense	11	9	11	12	12	20	24	20%
Deferral of acquisition costs	(1)	(2)	(1)	(1)	(2)	(3)	(3)	—%
Amortization of acquisition costs	2	2	2	2	1	4	3	-25%
General and administrative expenses	550	578	580	643	651	1,135	1,294	14%

Total benefits and expenses	562	587	592	656	662	1,156	1,318	14%

Adjusted operating income before income taxes	254	230	243	214	264	486	478	-2%

Total revenues	816	817	835	870	926	1,642	1,796	9%
Less: Passthrough distribution revenue	31	30	28	27	28	63	55	-13%
Less: Revenue associated with consolidations	8	15	4	34	50	18	84	367%

Total adjusted revenues (2)	777	772	803	809	848	1,561	1,657	6%

Adjusted operating margin (2)(3)	32.7%	29.8%	30.3%	26.5%	31.1%	31.1%	28.8%

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.
(2)

Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.

(3)

Reported Operating Margin based on total revenues is 28.5%, 24.6%, 29.1%, 28.1%, and 31.1% for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively and 26.6% and 29.6% for the six months ended June 30, 2019, and June 30, 2018, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

PGIM DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

Supplementary Revenue Information (in millions):
	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Analysis of revenues by type:
Asset management fees	629	641	639	644	671	1,262	1,315	4%
Other related revenues (1)	65	48	84	100	115	138	215	56%
Service, distribution and other revenues	122	128	112	126	140	242	266	10%

Total PGIM revenues	816	817	835	870	926	1,642	1,796	9%

Analysis of asset management fees by source:
Institutional customers	295	302	311	312	319	591	631	7%
Retail customers	219	221	210	209	220	436	429	-2%
General account	115	118	118	123	132	235	255	9%

Total asset management fees	629	641	639	644	671	1,262	1,315	4%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	June 30, 2019
	Equity	Fixed Income	Real Estate	Total
Institutional customers	60.4	431.4	43.1	534.9
Retail customers	130.3	132.7	1.9	264.9
General account	5.5	452.3	2.0	459.8

Total	196.2	1,016.4	47.0	1,259.6

	June 30, 2018
	Equity	Fixed Income	Real Estate	Total
Institutional customers	62.2	386.1	42.5	490.8
Retail customers	133.4	117.1	1.5	252.0
General account	5.5	405.9	1.9	413.3

Total	201.1	909.1	45.9	1,156.1

(1)

Other related revenues, net of related expenses and charges associated with a joint venture in first quarter 2019 are $65 million, $63 million, $57 million, $31 million, and $52 million for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively and $128 million and $116 million for the six months ended June 30, 2019, and June 30, 2018, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

PGIM DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION

(in billions)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

Institutional Customers - Assets Under Management (at fair market value):

Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	438.6	439.5	453.3	443.6	471.0	437.9	443.6
Additions	17.8	19.0	18.9	15.1	14.5	37.2	29.6
Withdrawals	(12.3)	(9.7)	(19.4)	(14.1)	(20.5)	(31.9)	(34.6)
Change in market value	(4.3)	3.9	(8.1)	21.0	14.5	(5.1)	35.5
Net money market flows	0.3	0.8	(1.4)	4.3	(0.6)	2.1	3.7
Other	(0.6)	(0.2)	0.3	1.1	0.2	(0.7)	1.3

Ending assets under management	439.5	453.3	443.6	471.0	479.1	439.5	479.1
Affiliated institutional assets under management	51.3	52.4	49.9	53.0	55.8	51.3	55.8

Total assets managed for institutional customers at end of period	490.8	505.7	493.5	524.0	534.9	490.8	534.9

Net institutional additions (withdrawals), excluding money market activity	5.5	9.3	(0.5)	1.0	(6.0)	5.3	(5.0)

Retail Customers - Assets Under Management (at fair market value):

Assets gathered by Investment Management & Advisory Services sales force (1):
Beginning assets under management	159.4	164.7	169.2	154.2	169.0	157.3	154.2
Additions	13.4	10.9	14.1	14.1	13.0	28.0	27.1
Withdrawals	(11.6)	(11.5)	(16.7)	(13.7)	(11.9)	(25.2)	(25.6)
Change in market value	3.7	5.1	(13.4)	14.4	5.4	4.6	19.8
Net money market flows	—	0.1	—	—	0.1	—	0.1
Other	(0.2)	(0.1)	1.0	—	—	—	—

Ending assets under management	164.7	169.2	154.2	169.0	175.6	164.7	175.6
Affiliated retail assets under management (1)	87.3	89.1	85.9	87.4	89.3	87.3	89.3

Total assets managed for retail customers at end of period	252.0	258.3	240.1	256.4	264.9	252.0	264.9

Net retail additions (withdrawals), excluding money market activity	1.8	(0.6)	(2.6)	0.4	1.1	2.8	1.5

(1)

The amounts for second and third quarters of 2018 have been revised to correct the previously reported amounts for a reclass between Assets gathered by Investment Management & Advisory Services sales force and Affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	2,689	3,928	7,273	2,345	3,208	4,527	5,553	23%
Policy charges and fee income	217	211	219	229	226	417	455	9%
Net investment income	1,271	1,241	1,243	1,292	1,362	2,509	2,654	6%
Asset management fees, commissions and other income	235	253	225	214	251	464	465	—%

Total revenues	4,412	5,633	8,960	4,080	5,047	7,917	9,127	15%

Benefits and Expenses (1):
Insurance and annuity benefits	3,125	4,388	7,731	2,791	3,526	5,337	6,317	18%
Interest credited to policyholders’ account balances	435	435	434	447	443	843	890	6%
Interest expense	9	8	12	14	10	17	24	41%
Deferral of acquisition costs	(12)	(9)	(18)	(13)	(9)	(17)	(22)	-29%
Amortization of acquisition costs	9	9	15	9	10	14	19	36%
General and administrative expenses	487	504	537	528	519	992	1,047	6%

Total benefits and expenses	4,053	5,335	8,711	3,776	4,499	7,186	8,275	15%

Adjusted operating income before income taxes	359	298	249	304	548	731	852	17%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	1,597	2,825	6,174	1,243	2,098	2,332	3,341	43%
Policy charges and fee income	63	60	67	66	63	123	129	5%
Net investment income	1,112	1,087	1,095	1,141	1,200	2,195	2,341	7%
Asset management fees, commissions and other income	216	231	209	189	225	427	414	-3%

Total revenues	2,988	4,203	7,545	2,639	3,586	5,077	6,225	23%

Benefits and Expenses (1):
Insurance and annuity benefits	2,093	3,313	6,660	1,704	2,448	3,242	4,152	28%
Interest credited to policyholders’ account balances	362	366	363	377	370	701	747	7%
Interest expense	8	8	11	13	10	16	23	44%
Deferral of acquisition costs	(11)	(9)	(18)	(9)	(9)	(16)	(18)	-13%
Amortization of acquisition costs	7	8	14	8	8	11	16	45%
General and administrative expenses	252	278	299	295	292	529	587	11%

Total benefits and expenses	2,711	3,964	7,329	2,388	3,119	4,483	5,507	23%

Adjusted operating income before income taxes	277	239	216	251	467	594	718	21%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

SALES AND ACCOUNT VALUES

Full Service:
Beginning total account value	236,120	240,922	251,272	231,669	251,071	234,616	231,669
Deposits and sales	7,712	8,843	6,639	9,567	11,047	17,634	20,614
Withdrawals and benefits	(6,470)	(5,864)	(5,941)	(9,105)	(7,259)	(14,624)	(16,364)
Change in market value, interest credited, interest income and other activity	3,560	7,371	(20,301)	18,940	7,274	3,296	26,214

Ending total account value	240,922	251,272	231,669	251,071	262,133	240,922	262,133

Net additions	1,242	2,979	697	462	3,788	3,010	4,250

Stable value account values included above	48,882	49,132	49,544	50,202	50,601

Institutional Investment Products:
Beginning total account value	191,518	191,722	195,237	200,759	203,101	194,492	200,759
Additions	5,461	6,318	8,843	2,247	15,044	6,149	17,291
Withdrawals and benefits	(3,851)	(3,345)	(3,324)	(3,649)	(4,161)	(8,740)	(7,810)
Change in market value, interest credited and interest income	1,198	1,146	1,173	2,644	2,826	984	5,470
Other (1)	(2,604)	(604)	(1,170)	1,100	(832)	(1,163)	268

Ending total account value	191,722	195,237	200,759	203,101	215,978	191,722	215,978

Net additions (withdrawals)	1,610	2,973	5,519	(1,402)	10,883	(2,591)	9,481

Amounts included in ending total account value above:
Investment-only stable value wraps	67,406	67,598	67,934	68,922	69,674	67,406	69,674
Longevity reinsurance (2)	41,325	43,455	44,249	45,500	57,169	41,325	57,169
Group annuities and other products	82,991	84,184	88,576	88,679	89,135	82,991	89,135

Ending total account value	191,722	195,237	200,759	203,101	215,978	191,722	215,978

(1)

“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	1,092	1,103	1,099	1,102	1,110	2,195	2,212	1%
Policy charges and fee income	154	151	152	163	163	294	326	11%
Net investment income	159	154	148	151	162	314	313	—%
Asset management fees, commissions and other income	19	22	16	25	26	37	51	38%

Total revenues	1,424	1,430	1,415	1,441	1,461	2,840	2,902	2%

Benefits and Expenses (1):
Insurance and annuity benefits	1,032	1,075	1,071	1,087	1,078	2,095	2,165	3%
Interest credited to policyholders’ account balances	73	69	71	70	73	142	143	1%
Interest expense	1	—	1	1	—	1	1	—%
Deferral of acquisition costs	(1)	—	—	(4)	—	(1)	(4)	-300%
Amortization of acquisition costs	2	1	1	1	2	3	3	—%
General and administrative expenses	235	226	238	233	227	463	460	-1%

Total benefits and expenses	1,342	1,371	1,382	1,388	1,380	2,703	2,768	2%

Adjusted operating income before income taxes	82	59	33	53	81	137	134	-2%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES -U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE SUPPLEMENTARY INFORMATION

(dollar amounts in millions)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
Group life	46	63	24	174	17	289	191
Group disability	14	16	13	119	16	154	135

Total	60	79	37	293	33	443	326

Future Policy Benefits (1)(2):
Group life	2,180	2,111	2,293	2,212	2,227
Group disability	19	9	2	29	19

Total	2,199	2,120	2,295	2,241	2,246

Policyholders’ Account Balances (1):
Group life	8,769	8,840	8,889	8,798	8,887
Group disability	181	187	200	198	183

Total	8,950	9,027	9,089	8,996	9,070

Separate Account Liabilities (1):
Group life	23,758	23,881	24,044	24,809	26,048
Group disability	—	—	—	—	—

Total	23,758	23,881	24,044	24,809	26,048

Group Life Insurance:
Gross premiums, policy charges and fee income (3)(4)	1,092	1,101	1,094	1,068	1,075	2,164	2,143
Earned premiums	854	870	866	847	842	1,726	1,689
Earned policy charges and fee income	142	139	140	149	150	270	299

Benefits ratio (5)	88.6%	87.3%	86.7%	89.0%	88.5%	87.9%	88.7%
Administrative operating expense ratio	12.6%	11.5%	13.0%	11.7%	12.2%	12.1%	11.9%
Persistency ratio	95.3%	94.6%	94.5%	93.5%	92.7%

Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	261	259	259	285	290	512	575
Earned premiums	238	233	233	255	268	469	523
Earned policy charges and fee income	12	12	12	14	13	24	27

Benefits ratio (5)	71.6%	78.9%	81.5%	74.6%	74.5%	75.3%	74.6%
Administrative operating expense ratio	26.4%	26.8%	28.0%	26.9%	24.2%	26.7%	25.5%
Persistency ratio	94.7%	94.2%	93.9%	94.5%	94.4%

Total Group Insurance:
Benefits ratio (5)	85.3%	85.7%	85.7%	85.9%	85.5%	85.4%	85.7%
Administrative operating expense ratio	15.3%	14.5%	15.9%	14.9%	14.8%	14.9%	14.8%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	The amounts for second, third and fourth quarters of 2018 have been reclassified to conform to current period presentation.
(5)

Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 90.2%, 65.3% and 84.7% for the three months ended June 30, 2019, respectively, and 87.5%, 64.0%, and 82.8% for the three months ended June 30, 2018, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	262	271	306	332	328	529	660	25%
Policy charges and fee income	1,236	1,230	1,231	1,200	1,190	2,481	2,390	-4%
Net investment income	686	684	700	726	779	1,343	1,505	12%
Asset management fees, commissions and other income	533	493	488	459	499	1,041	958	-8%

Total revenues	2,717	2,678	2,725	2,717	2,796	5,394	5,513	2%

Benefits and Expenses (1):
Insurance and annuity benefits	737	635	789	767	892	1,472	1,659	13%
Interest credited to policyholders’ account balances	275	278	283	265	288	540	553	2%
Interest expense	195	199	201	212	220	381	432	13%
Deferral of acquisition costs	(270)	(294)	(333)	(296)	(321)	(519)	(617)	-19%
Amortization of acquisition costs	251	210	216	206	459	453	665	47%
General and administrative expenses	979	1,026	1,150	986	931	1,962	1,917	-2%

Total benefits and expenses	2,167	2,054	2,306	2,140	2,469	4,289	4,609	7%

Adjusted operating income before income taxes	550	624	419	577	327	1,105	904	-18%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Second quarter 2019 revenues and expenses exclude market experience updates.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	30	37	71	99	88	71	187	163%
Policy charges and fee income	721	719	679	669	687	1,448	1,356	-6%
Net investment income	174	174	177	191	211	343	402	17%
Asset management fees, commissions and other income	341	294	297	276	302	656	578	-12%

Total revenues	1,266	1,224	1,224	1,235	1,288	2,518	2,523	—%

Benefits and Expenses (1):
Insurance and annuity benefits	73	85	128	119	134	157	253	61%
Interest credited to policyholders’ account balances	88	85	84	78	87	166	165	-1%
Interest expense	16	17	16	18	28	34	46	35%
Deferral of acquisition costs	(107)	(110)	(113)	(110)	(127)	(197)	(237)	-20%
Amortization of acquisition costs	146	139	115	116	140	257	256	—%
General and administrative expenses	543	554	549	542	564	1,075	1,106	3%

Total benefits and expenses	759	770	779	763	826	1,492	1,589	7%

Adjusted operating income before income taxes	507	454	445	472	462	1,026	934	-9%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Second quarter 2019 revenues and expenses exclude market experience updates.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

SALES AND ACCOUNT VALUES:

Variable Annuities:
Beginning total account value	161,171	160,143	162,369	147,339	157,896	165,153	147,339
Sales: Highest Daily Suite (1)	1,126	1,116	1,048	950	1,034	2,137	1,984
Other variable annuities (2)	881	997	1,001	1,059	1,301	1,564	2,360

Total sales	2,007	2,113	2,049	2,009	2,335	3,701	4,344
Full surrenders and death benefits (3)	(2,338)	(2,271)	(2,034)	(1,914)	(2,370)	(4,546)	(4,284)

Sales, net of full surrenders and death benefits	(331)	(158)	15	95	(35)	(845)	60
Partial withdrawals and other benefit payments (3)	(1,060)	(1,037)	(1,264)	(1,142)	(1,139)	(2,172)	(2,281)

Net flows	(1,391)	(1,195)	(1,249)	(1,047)	(1,174)	(3,017)	(2,221)
Change in market value, interest credited, and other	1,292	4,360	(12,884)	12,498	5,210	(126)	17,708
Policy charges	(929)	(939)	(897)	(894)	(915)	(1,867)	(1,809)

Ending total account value	160,143	162,369	147,339	157,896	161,017	160,143	161,017

Variable Annuities Account Value by Product: (4)
Highest Daily Suite - risk retained by Prudential (1)	117,348	118,618	106,878	114,164	115,584	117,348	115,584
Highest Daily Suite - externally reinsured living benefits	3,146	3,184	2,873	3,059	3,095	3,146	3,095
Other variable annuities (2)	39,649	40,567	37,588	40,673	42,338	39,649	42,338

Ending total account value	160,143	162,369	147,339	157,896	161,017	160,143	161,017

Fixed Annuities and other products:
Beginning total account value	3,480	3,502	3,593	3,741	3,994	3,473	3,741
Sales	60	128	189	298	340	90	638
Full surrenders and death benefits (3)	(30)	(25)	(23)	(26)	(27)	(59)	(53)

Sales, net of full surrenders and death benefits	30	103	166	272	313	31	585
Partial withdrawals and other benefit payments (3)	(85)	(83)	(90)	(94)	(90)	(168)	(184)

Net flows	(55)	20	76	178	223	(137)	401
Interest credited and other	77	71	72	75	79	166	154
Policy charges	—	—	—	—	—	—	—

Ending total account value	3,502	3,593	3,741	3,994	4,296	3,502	4,296

SALES BY DISTRIBUTION CHANNEL:

Variable and Fixed Annuities (5):
Insurance Agents	619	640	684	680	735	1,144	1,415
Wirehouses	355	433	430	452	533	678	985
Independent Financial Planners	951	999	974	1,001	1,212	1,709	2,213
Bank Distribution	142	169	150	174	195	260	369

Total	2,067	2,241	2,238	2,307	2,675	3,791	4,982

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	Prior period amounts have been reclassified to conform to current period presentation.
(4)

The amounts for fourth quarter of 2018 have been revised to correct the previously reported amounts for a reclass between Highest Daily Suite - risk retained by Prudential and Other variable annuities products.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

INDIVIDUAL ANNUITIES:

Account Values in General Account (1):
Beginning balance	9,932	9,932	10,006	10,298	10,429	9,892	10,298
Premiums and deposits	256	318	373	466	522	467	988
Full surrenders and death benefits (2)	(113)	(95)	(99)	(96)	(108)	(222)	(204)

Premiums and deposits net of full surrenders and death benefits	143	223	274	370	414	245	784
Partial withdrawals and other benefit payments (2)	(148)	(141)	(168)	(163)	(153)	(302)	(316)

Net flows	(5)	82	106	207	261	(57)	468
Interest credited and other	69	69	69	57	41	130	98
Net transfers (to) from separate account	(64)	(76)	117	(133)	(35)	(33)	(168)
Policy charges	—	(1)	—	—	—	—	—

Ending balance	9,932	10,006	10,298	10,429	10,696	9,932	10,696

Account Values in Separate Account (1):
Beginning balance	154,719	153,713	155,956	140,782	151,461	158,734	140,782
Premiums and deposits	1,811	1,923	1,865	1,841	2,153	3,324	3,994
Full surrenders and death benefits (2)	(2,255)	(2,201)	(1,958)	(1,844)	(2,289)	(4,383)	(4,133)

Premiums and deposits net of full surrenders and death benefits	(444)	(278)	(93)	(3)	(136)	(1,059)	(139)
Partial withdrawals and other benefit payments (2)	(997)	(979)	(1,186)	(1,073)	(1,076)	(2,038)	(2,149)

Net flows	(1,441)	(1,257)	(1,279)	(1,076)	(1,212)	(3,097)	(2,288)
Change in market value, interest credited and other	1,300	4,362	(12,881)	12,516	5,248	(90)	17,764
Net transfers (to) from general account	64	76	(117)	133	35	33	168
Policy charges	(929)	(938)	(897)	(894)	(915)	(1,867)	(1,809)

Ending balance	153,713	155,956	140,782	151,461	154,617	153,713	154,617

(1)

Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

(2)	Prior period amounts have been reclassified to conform to current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2018			2019
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	2,950	2,818	2,578	2,582	2,498
Guaranteed minimum withdrawal benefits	433	428	364	381	370
Guaranteed minimum income benefits	2,651	2,661	2,306	2,474	2,475
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	127,490	129,431	118,115	126,813	129,832
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,146	3,184	2,873	3,059	3,096

Total	136,670	138,522	126,236	135,309	138,271

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	112,055	113,257	102,300	109,191	110,597
Account Values with Auto-Rebalancing Feature - externally reinsured	3,146	3,184	2,873	3,059	3,096
Account Values without Auto-Rebalancing Feature	21,469	22,081	21,063	23,059	24,578

Total	136,670	138,522	126,236	135,309	138,271

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,775	3,634	6,714	4,551	4,188
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	797	757	1,226	799	702

Total	4,572	4,391	7,940	5,350	4,890

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2018			2019
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	124,777	126,693	115,489	124,019	126,897
Net amount at risk	456	404	917	316	254
Minimum return, anniversary contract value, or maximum contract value:
Account value	30,925	31,057	27,673	29,334	29,453
Net amount at risk	3,179	2,916	5,071	3,374	3,022

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	115,201	116,441	105,172	112,250	113,693
Account Values without Auto-Rebalancing Feature	40,501	41,309	37,990	41,103	42,657

Total	155,702	157,750	143,162	153,353	156,350

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,545	1,379	3,115	1,755	1,482
Net Amount at Risk without Auto-Rebalancing Feature	2,090	1,941	2,873	1,935	1,794

Total	3,635	3,320	5,988	3,690	3,276

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change
Revenues (1):
Premiums	232	234	235	233	240	458	473	3%
Policy charges and fee income	515	511	552	531	503	1,033	1,034	—%
Net investment income	512	510	523	535	568	1,000	1,103	10%
Asset management fees, commissions and other income	192	199	191	183	197	385	380	-1%

Total revenues	1,451	1,454	1,501	1,482	1,508	2,876	2,990	4%

Benefits and Expenses (1):
Insurance and annuity benefits	664	550	661	648	758	1,315	1,406	7%
Interest credited to policyholders’ account balances	187	193	199	187	201	374	388	4%
Interest expense	179	182	185	194	192	347	386	11%
Deferral of acquisition costs	(163)	(184)	(220)	(186)	(194)	(322)	(380)	-18%
Amortization of acquisition costs	105	71	101	90	319	196	409	109%
General and administrative expenses	436	472	601	444	367	887	811	-9%

Total benefits and expenses	1,408	1,284	1,527	1,377	1,643	2,797	3,020	8%

Adjusted operating income (loss) before income taxes	43	170	(26)	105	(135)	79	(30)	-138%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Second quarter 2019 revenues and expenses exclude market experience updates.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL LIFE SUPPLEMENTARY

(in millions)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

ANNUALIZED NEW BUSINESS PREMIUMS (1):

Term life	54	55	55	51	53	103	104
Guaranteed Universal life	24	23	29	21	24	45	45
Other Universal life	29	44	51	30	48	55	78
Variable life	35	41	58	61	56	64	117

Total	142	163	193	163	181	267	344

ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

Prudential Advisors	33	35	37	34	39	63	73
Third party distribution	109	128	156	129	142	204	271

Total	142	163	193	163	181	267	344

ACCOUNT VALUE ACTIVITY:

Policyholders’ Account Balances (2):
Beginning balance	27,420	27,942	28,347	28,728	28,737	26,861	28,728
Premiums and deposits	738	790	1,072	783	866	1,472	1,649
Surrenders and withdrawals	(293)	(280)	(459)	(291)	(345)	(542)	(636)

Net sales	445	510	613	492	521	930	1,013
Benefit payments	(155)	(132)	61	(103)	(114)	(300)	(217)

Net flows	290	378	674	389	407	630	796
Interest credited and other	527	304	229	(24)	(455)	1,051	(479)
Net transfers (to) from separate account	119	136	(80)	76	67	238	143
Policy charges	(414)	(413)	(442)	(432)	(435)	(838)	(867)

Ending balance	27,942	28,347	28,728	28,737	28,321	27,942	28,321

Separate Account Liabilities:
Beginning balance	31,897	32,430	33,562	29,796	32,851	32,085	29,796
Premiums and deposits	379	365	438	494	411	798	905
Surrenders and withdrawals	(312)	(272)	(262)	(260)	(258)	(565)	(518)

Net sales	67	93	176	234	153	233	387
Benefit payments	(46)	(41)	(246)	(95)	(188)	(101)	(283)

Net flows	21	52	(70)	139	(35)	132	104
Change in market value, interest credited and other	861	1,450	(3,535)	3,232	1,139	912	4,371
Net transfers (to) from general account	(119)	(136)	80	(76)	(67)	(238)	(143)
Policy charges	(230)	(234)	(241)	(239)	(242)	(461)	(481)

Ending balance	32,430	33,562	29,796	32,852	33,646	32,430	33,647

FACE AMOUNT IN FORCE (3):

Term life	770,208	779,181	788,013	795,539	803,327
Guaranteed Universal life	144,110	144,831	145,861	146,751	147,885
Other Universal life	48,598	49,552	50,650	51,100	52,140
Variable life	162,762	162,881	160,747	164,118	165,215

Total	1,125,678	1,136,445	1,145,272	1,157,509	1,168,567

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	3,767	3,950	3,913	4,585	3,906	8,308	8,491	2%
Policy charges and fee income	129	129	133	127	114	272	241	-11%
Net investment income	1,320	1,313	1,311	1,333	1,377	2,621	2,710	3%
Asset management fees, commissions and other income	72	98	59	107	104	127	211	66%

Total revenues	5,288	5,490	5,416	6,152	5,501	11,328	11,653	3%

Benefits and Expenses (1):
Insurance and annuity benefits	3,300	3,435	3,421	3,950	3,400	7,215	7,350	2%
Interest credited to policyholders’ account balances	222	227	220	236	224	460	460	—%
Interest expense	5	6	6	6	8	9	14	56%
Deferral of acquisition costs	(413)	(415)	(414)	(463)	(394)	(888)	(857)	3%
Amortization of acquisition costs	306	286	310	334	278	637	612	-4%
General and administrative expenses	1,084	1,061	1,137	1,167	1,136	2,255	2,303	2%

Total benefits and expenses	4,504	4,600	4,680	5,230	4,652	9,688	9,882	2%

Adjusted operating income before income taxes	784	890	736	922	849	1,640	1,771	8%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Second quarter 2019 revenues and expenses exclude market experience updates.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION - LIFE PLANNER OPERATIONS

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	1,982	1,975	2,035	2,446	2,123	4,354	4,569	5%
Policy charges and fee income	94	95	99	94	75	200	169	-16%
Net investment income	562	571	548	581	596	1,124	1,177	5%
Asset management fees, commissions and other income	49	55	33	54	58	87	112	29%

Total revenues	2,687	2,696	2,715	3,175	2,852	5,765	6,027	5%

Benefits and Expenses (1):
Insurance and annuity benefits	1,793	1,770	1,831	2,146	1,896	3,898	4,042	4%
Interest credited to policyholders’ account balances	55	62	55	68	56	126	124	-2%
Interest expense	3	3	3	3	4	5	7	40%
Deferral of acquisition costs	(206)	(209)	(220)	(260)	(220)	(457)	(480)	-5%
Amortization of acquisition costs	164	135	161	171	136	337	307	-9%
General and administrative expenses	502	486	536	566	542	1,064	1,108	4%

Total benefits and expenses	2,311	2,247	2,366	2,694	2,414	4,973	5,108	3%

Adjusted operating income before income taxes	376	449	349	481	438	792	919	16%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Second quarter 2019 revenues and expenses exclude market experience updates.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION - GIBRALTAR LIFE & OTHER OPERATIONS

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	1,785	1,975	1,878	2,139	1,783	3,954	3,922	-1%
Policy charges and fee income	35	34	34	33	39	72	72	— %
Net investment income	758	742	763	752	781	1,497	1,533	2%
Asset management fees, commissions and other income	23	43	26	53	46	40	99	148%

Total revenues	2,601	2,794	2,701	2,977	2,649	5,563	5,626	1%

Benefits and Expenses (1):
Insurance and annuity benefits	1,507	1,665	1,590	1,804	1,504	3,317	3,308	— %
Interest credited to policyholders’ account balances	167	165	165	168	168	334	336	1%
Interest expense	2	3	3	3	4	4	7	75%
Deferral of acquisition costs	(207)	(206)	(194)	(203)	(174)	(431)	(377)	13%
Amortization of acquisition costs	142	151	149	163	142	300	305	2%
General and administrative expenses	582	575	601	601	594	1,191	1,195	— %

Total benefits and expenses	2,193	2,353	2,314	2,536	2,238	4,715	4,774	1%

Adjusted operating income before income taxes	408	441	387	441	411	848	852	— %

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Second quarter 2019 revenues and expenses exclude market experience updates.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

	2018			2019		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2018	2019

INTERNATIONAL INSURANCE OPERATING DATA:

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,537	1,537	1,542	1,966	1,599	3,417	3,565
Gibraltar Life	1,820	2,009	1,912	2,172	1,822	4,026	3,994
All other countries	539	533	592	574	599	1,137	1,173

Total	3,896	4,079	4,046	4,712	4,020	8,580	8,732

Annualized new business premiums:
Japan, excluding Gibraltar Life	190	189	206	292	165	424	457
Gibraltar Life	399	351	326	323	271	806	594
All other countries	106	105	110	112	59	223	171

Total	695	645	642	727	495	1,453	1,222

Annualized new business premiums by distribution channel:
Life Planner Operations	296	294	316	404	224	647	628
Gibraltar Life Consultants	234	178	175	164	147	430	311
Banks	104	123	95	108	83	262	191
Independent Agency	61	50	56	51	41	114	92

Total	695	645	642	727	495	1,453	1,222

Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,576	1,598	1,611	2,029	1,643	3,489	3,672
Gibraltar Life	1,861	2,076	1,989	2,235	1,866	4,105	4,101
All other countries	527	565	609	587	625	1,086	1,212

Total	3,964	4,239	4,209	4,851	4,134	8,680	8,985

Annualized new business premiums:
Japan, excluding Gibraltar Life	192	193	210	296	189	428	485
Gibraltar Life	401	353	328	325	297	809	622
All other countries	103	107	113	113	120	211	233

Total	696	653	651	734	606	1,448	1,340

Annualized new business premiums by distribution channel:
Life Planner Operations	295	300	323	409	309	639	718
Gibraltar Life Consultants	235	180	177	166	168	432	334
Banks	104	123	95	108	85	262	193
Independent Agency	62	50	56	51	44	115	95

Total	696	653	651	734	606	1,448	1,340

(1)	Translated based on applicable average exchange rates for the period shown.
(2)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 105 per U.S. dollar and Korean won 1,110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2018			2019
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	363	367	371	378	380
Gibraltar Life	357	360	361	362	364
All other countries	127	128	131	133	135

Total	847	855	863	873	879

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,814	3,860	3,907	3,975	4,015
Gibraltar Life	7,217	7,224	7,218	7,214	7,198
All other countries	2,096	2,116	2,134	2,152	2,194

Total	13,127	13,200	13,259	13,341	13,407

International life insurance policy persistency:

Life Planner Operations:
13 months	93.3%	93.1%	92.7%	92.5%	91.6%
25 months	86.9%	86.9%	86.6%	86.4%	86.8%

Gibraltar Life (3):
13 months	93.6%	93.7%	93.9%	94.1%	94.2%
25 months	87.1%	87.1%	87.1%	87.1%	87.3%

Number of Life Planners at end of period:
Japan	3,964	4,130	4,183	4,337	4,287
All other countries	3,674	3,668	3,786	3,757	3,883

Total Life Planners	7,638	7,798	7,969	8,094	8,170

Gibraltar Life Consultants	7,938	8,030	7,964	7,997	7,767

(1)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 105 per U.S. dollar and Korean won 1,110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

	2018			2019		Year-to-date		%
	2Q	3Q	4Q	1Q	2Q	2018	2019	Change

Revenues (1):
Premiums	(8)	(6)	(5)	(6)	(3)	(16)	(9)	44%
Policy charges and fee income	(12)	(13)	(13)	(14)	(12)	(25)	(26)	-4%
Net investment income	96	101	131	132	147	220	279	27%
Asset management fees, commissions and other income	(266)	(268)	(269)	(283)	(296)	(542)	(579)	-7%

Total revenues	(190)	(186)	(156)	(171)	(164)	(363)	(335)	8%

Benefits and Expenses (1):
Insurance and annuity benefits	(2)	6	(7)	12	5	(11)	17	255%
Interest credited to policyholders’ account balances	—	—	—	—	—	—	—	—
Interest expense	127	133	142	142	142	260	284	9%
Deferral of acquisition costs	12	12	12	14	14	25	28	12%
Amortization of acquisition costs	(13)	(11)	(10)	(11)	(12)	(23)	(23)	—%
General and administrative expenses	(28)	48	36	84	22	(34)	106	412%

Total benefits and expenses	96	188	173	241	171	217	412	90%

Adjusted operating loss before income taxes	(286)	(374)	(329)	(412)	(335)	(580)	(747)	-29%

Adjusted operating loss before income taxes comprised as follows:
Interest income	9	7	43	44	42	36	86	139%
Interest expense	(172)	(178)	(194)	(199)	(200)	(353)	(399)	(13)%
Financial Wellness initiative - implementation costs	—	—	—	—	(19)	—	(19)	—%
Long-term and deferred compensation expense	(6)	(37)	53	(107)	(30)	(25)	(137)	(448)%
Other (2)	(117)	(166)	(231)	(150)	(128)	(238)	(278)	(17)%

Adjusted operating loss before income taxes:	(286)	(374)	(329)	(412)	(335)	(580)	(747)	(29)%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2019				December 31, 2018
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	320,812	28,176	292,636	65.5%	295,312	26,203	269,109	64.8%
Public, held-to-maturity, at amortized cost	1,754	—	1,754	0.4%	1,745	—	1,745	0.4%
Private, available-for-sale, at fair value	62,073	12,652	49,421	11.1%	57,870	12,542	45,328	10.9%
Private, held-to-maturity, at amortized cost	255	—	255	0.1%	268	—	268	0.1%
Fixed maturities, trading, at fair value	2,552	236	2,316	0.5%	2,088	195	1,893	0.5%
Assets supporting experience-rated contractholder liabilities, at fair value	21,843	—	21,843	4.9%	21,254	—	21,254	5.1%
Equity securities, at fair value	6,180	2,055	4,125	0.9%	5,633	1,784	3,849	0.9%
Commercial mortgage and other loans, at book value	60,551	8,451	52,100	11.7%	59,033	8,782	50,251	12.1%
Policy loans, at outstanding balance	12,030	4,328	7,702	1.7%	12,016	4,410	7,606	1.8%
Other invested assets (1)	12,116	3,291	8,825	2.0%	11,723	3,316	8,407	2.0%
Short-term investments	5,858	660	5,198	1.2%	6,426	478	5,948	1.4%

Subtotal (2)	506,024	59,849	446,175	100.0%	473,368	57,710	415,658	100.0%

Invested assets of other entities and operations (3)	5,988	—	5,988		5,877	—	5,877

Total investments	512,012	59,849	452,163		479,245	57,710	421,535

Fixed Maturities by Credit Quality (2)(4):	June 30, 2019					December 31, 2018
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (5)
1	218,700	35,337	210	253,827	86.1%	210,578	23,776	2,307	232,047	85.5%
2	27,594	2,784	202	30,176	10.2%	28,246	1,453	1,195	28,504	10.5%

Subtotal - High or Highest Quality Securities	246,294	38,121	412	284,003	96.3%	238,824	25,229	3,502	260,551	96.0%

3	5,668	553	77	6,144	2.1%	5,973	280	240	6,013	2.2%
4	3,586	294	166	3,714	1.3%	3,709	275	287	3,697	1.4%
5	671	65	30	706	0.2%	725	85	57	753	0.3%
6	193	20	6	207	0.1%	181	8	7	182	0.1%

Subtotal - Other Securities	10,118	932	279	10,771	3.7%	10,588	648	591	10,645	4.0%

Total	256,412	39,053	691	294,774	100.0%	249,412	25,877	4,093	271,196	100.0%

Private Fixed Maturities:

NAIC Rating (5)
1	12,053	744	75	12,722	25.6%	11,712	362	261	11,813	25.9%
2	28,754	1,630	342	30,042	60.5%	27,522	814	804	27,532	60.4%

Subtotal - High or Highest Quality Securities	40,807	2,374	417	42,764	86.1%	39,234	1,176	1,065	39,345	86.3%

3	4,359	134	60	4,433	8.9%	4,176	50	168	4,058	8.9%
4	1,852	32	78	1,806	3.6%	1,545	16	81	1,480	3.2%
5	609	20	15	614	1.2%	670	14	20	664	1.5%
6	71	10	5	76	0.2%	72	5	11	66	0.1%

Subtotal - Other Securities	6,891	196	158	6,929	13.9%	6,463	85	280	6,268	13.7%

Total	47,698	2,570	575	49,693	100.0%	45,697	1,261	1,345	45,613	100.0%

(1)

Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

(2)

Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.

(4)	Excludes fixed maturity securities classified as trading.
(5)

Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2019 and December 31, 2018, 1,013 securities with amortized cost of $4,541 million (fair value $4,768 million) and 1,744 securities with amortized cost of $9,079 million (fair value $9,135 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	June 30, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	143,741	74.7%	133,084	74.6%
Public, held-to-maturity, at amortized cost	1,754	0.9%	1,745	1.0%
Private, available-for-sale, at fair value	17,765	9.2%	16,222	9.1%
Private, held-to-maturity, at amortized cost	255	0.1%	268	0.1%
Fixed maturities, trading, at fair value	452	0.2%	328	0.2%
Assets supporting experience-rated contractholder liabilities, at fair value	2,632	1.4%	2,441	1.4%
Equity securities, at fair value	2,011	1.1%	1,972	1.1%
Commercial mortgage and other loans, at book value	18,312	9.5%	17,228	9.6%
Policy loans, at outstanding balance	2,825	1.5%	2,715	1.5%
Other invested assets (3)	2,296	1.2%	1,957	1.1%
Short-term investments	303	0.2%	451	0.3%

Total	192,346	100.0%	178,411	100.0%

	June 30, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	148,895	58.7%	136,025	57.3%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	31,656	12.5%	29,106	12.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	1,864	0.7%	1,565	0.7%
Assets supporting experience-rated contractholder liabilities, at fair value	19,211	7.6%	18,813	7.9%
Equity securities, at fair value	2,114	0.8%	1,877	0.8%
Commercial mortgage and other loans, at book value	33,788	13.3%	33,023	13.9%
Policy loans, at outstanding balance	4,877	1.9%	4,891	2.1%
Other invested assets (3)	6,529	2.6%	6,450	2.7%
Short-term investments	4,895	1.9%	5,497	2.3%

Total	253,829	100.0%	237,247	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended June 30
	2019			2018
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.82%	2,842	75	3.84%	2,669	197
Equity securities	3.60%	37	—	3.50%	39	—
Commercial mortgage and other loans	4.10%	472	(8)	4.00%	431	(3)
Policy loans	4.73%	90	—	4.81%	90	—
Short-term investments and cash equivalents	2.85%	100	—	2.01%	71	3

Gross investment income before investment expenses	3.83%	3,541	67	3.82%	3,300	197
Investment expenses	-0.14%	(174)	—	-0.15%	(159)	—

Subtotal	3.69%	3,367	67	3.67%	3,141	197

Other investments (3)		184	(458)		99	341
Investment results of other entities and operations (4)		265	6		265	37
Less, investment income related to adjusted operating income reconciling items		(118)			(101)

Total		3,698	(385)		3,404	575

	Six Months Ended June 30
	2019			2018
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.82%	5,627	313	3.86%	5,294	247
Equity securities	2.79%	56	—	2.61%	57	—
Commercial mortgage and other loans	4.05%	919	(12)	4.01%	843	(3)
Policy loans	4.72%	178	—	4.82%	178	—
Short-term investments and cash equivalents	2.82%	203	1	1.82%	132	2

Gross investment income before investment expenses	3.82%	6,983	302	3.81%	6,504	246
Investment expenses	-0.14%	(348)	—	-0.15%	(298)	—

Subtotal	3.68%	6,635	302	3.66%	6,206	246

Other investments (3)		273	(1,464)		180	699
Investment results of other entities and operations (4)		561	(45)		524	57
Less, investment income related to adjusted operating income reconciling items		(225)			(169)

Total		7,244	(1,207)		6,741	1,002

(1)	Excludes Closed Block Division.
(2)

Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4)

Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and our investment management operations.

(5)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2019			2018
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.83%	955	108	2.87%	922	259
Equity securities	5.48%	27	—	5.48%	30	—
Commercial mortgage and other loans	3.87%	174	1	3.93%	156	(2)
Policy loans	3.81%	26	—	3.83%	25	—
Short-term investments and cash equivalents	2.91%	6	—	1.92%	10	—

Gross investment income before investment expenses	3.00%	1,188	109	3.03%	1,143	257
Investment expenses	-0.14%	(71)	—	-0.13%	(60)	—

Subtotal	2.86%	1,117	109	2.90%	1,083	257

Other investments (2)		52	193		33	(87)

Total		1,169	302		1,116	170

	Six Months Ended June 30
	2019			2018
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.83%	1,892	326	2.92%	1,845	348
Equity securities	3.48%	34	—	3.54%	38	—
Commercial mortgage and other loans	3.85%	339	2	3.92%	299	(2)
Policy loans	3.84%	52	—	3.86%	50	—
Short-term investments and cash equivalents	3.43%	14	—	1.91%	17	—

Gross investment income before investment expenses	2.98%	2,331	328	3.05%	2,249	346
Investment expenses	-0.14%	(139)	—	-0.13%	(113)	—

Subtotal	2.84%	2,192	328	2.92%	2,136	346

Other investments (2)		103	369		60	6

Total		2,295	697		2,196	352

(1)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

(2)

Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments”. Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended June 30
	2019			2018
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.63%	1,887	(33)	4.68%	1,747	(62)
Equity securities	1.82%	10	—	1.56%	9	—
Commercial mortgage and other loans	4.24%	298	(9)	4.04%	275	(1)
Policy loans	5.25%	64	—	5.35%	65	—
Short-term investments and cash equivalents	2.85%	94	—	2.02%	61	3

Gross investment income before investment expenses	4.46%	2,353	(42)	4.43%	2,157	(60)
Investment expenses	-0.14%	(103)	—	-0.17%	(99)	—

Subtotal	4.32%	2,250	(42)	4.26%	2,058	(60)

Other investments (3)		132	(651)		66	428

Total		2,382	(693)		2,124	368

	Six Months Ended June 30
	2019			2018
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.64%	3,735	(13)	4.65%	3,449	(101)
Equity securities	2.12%	22	—	1.68%	19	—
Commercial mortgage and other loans	4.17%	580	(14)	4.05%	544	(1)
Policy loans	5.21%	126	—	5.34%	128	—
Short-term investments and cash equivalents	2.80%	189	1	1.81%	115	2

Gross investment income before investment expenses	4.45%	4,652	(26)	4.40%	4,255	(100)
Investment expenses	-0.14%	(209)	—	-0.16%	(185)	—

Subtotal	4.31%	4,443	(26)	4.24%	4,070	(100)

Other investments (3)		170	(1,833)		120	693

Total		4,613	(1,859)		4,190	593

(1)	Excludes Closed Block Division.
(2)

Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

INCOME STATEMENT IMPACT FROM ANNUAL ACTUARIAL ASSUMPTION UPDATES AND REFINEMENTS

(in millions)

	Second Quarter 2019
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Adjusted Operating Income Before Income Taxes
Individual Annuities	—	—	6	—	3	15	—	(12)
Individual Life	—	(23)	—	66	—	234	(115)	(208)
Retirement	(6)	—	—	(165)	—	1	4	154
Group Insurance	8	(13)	—	(14)	—	—	—	9
International Insurance - Life Planner operations	—	(20)	—	4	—	(25)	—	1
International Insurance - Gibraltar Life & Other operations	—	—	—	(5)	—	(2)	—	7
Corporate & Other	—	—	—	—	—	—	—	—
Total	2	(56)	6	(114)	3	223	(111)	(49)

	Second Quarter 2018
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Adjusted Operating Income Before Income Taxes
Individual Annuities	—	—	24	(4)	4	14	—	10
Individual Life	—	15	—	66	—	29	(15)	(65)
Retirement	—	—	—	93	1	(2)	(24)	(68)
Group Insurance	3	2	—	(26)	—	—	—	31
International Insurance - Life Planner operations	—	(4)	—	38	—	11	(4)	(49)
International Insurance - Gibraltar Life & Other operations	—	—	—	33	—	(1)	—	(32)
Corporate & Other	—	—	—	(3)	—	—	—	3
Total	3	13	24	197	5	51	(43)	(170)

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended June 30, 2019									Three Months Ended June 30, 2018
		Reconciling Items									Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:
Premiums	7,439	—	—	—	—	582	114	—	8,135	6,710	—	—	—	600	128	—	7,438
Policy charges and fee income	1,518	(54)	8	—	—	—	1	—	1,473	1,570	(92)	—	—	—	2	—	1,480
Net investment income	3,698	(9)	—	—	—	574	127	—	4,390	3,404	(10)	—	—	591	111	—	4,096
Realized investment gains (losses), net	101	(564)	(15)	—	—	49	93	—	(336)	151	434	—	—	110	(10)	—	685
Asset management fees, commissions and other income	1,350	25	—	287	—	96	1	(33)	1,726	1,208	(31)	(193)	—	87	(88)	(27)	956

Total revenues	14,106	(602)	(7)	287	—	1,301	336	(33)	15,388	13,043	301	(193)	—	1,388	143	(27)	14,655

Benefits and Expenses:
Insurance and annuity benefits	7,823	(7)	112	—	—	1,194	192	—	9,314	7,160	(24)	—	—	1,288	1,628	—	10,052
Interest credited to policyholders’ account balances	955	(27)	—	—	313	32	5	—	1,278	932	9	—	(85)	33	5	—	894
Interest expense	392	—	—	—	—	2	1	—	395	347	—	—	—	—	1	—	348
Deferral of acquisition costs	(712)	—	—	—	—	—	(1)	—	(713)	(684)	—	—	—	—	(2)	—	(686)
Amortization of acquisition costs	736	(45)	83	—	—	7	1	—	782	555	48	—	—	8	2	—	613
General and administrative expenses	3,259	107	6	—	—	87	26	(29)	3,456	3,072	(9)	—	—	90	35	(4)	3,184

Total benefits and expenses	12,453	28	201	—	313	1,322	224	(29)	14,512	11,382	24	—	(85)	1,419	1,669	(4)	14,405

	Six Months Ended June 30, 2019									Six Months Ended June 30, 2018
		Reconciling Items									Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:
Premiums	14,695	—	—	—	—	1,108	232	—	16,035	13,348	—	—	—	1,151	250	—	14,749
Policy charges and fee income	3,060	(126)	8	—	—	—	2	—	2,944	3,145	(163)	—	—	—	2	—	2,984
Net investment income	7,244	(19)	—	—	—	1,137	244	—	8,606	6,741	(20)	—	—	1,184	189	—	8,094
Realized investment gains (losses), net	121	(1,474)	(15)	—	—	105	161	—	(1,102)	214	867	—	—	108	(79)	—	1,110
Asset management fees, commissions and other income	2,634	282	—	741	—	325	85	(71)	3,996	2,470	(367)	(596)	—	108	(87)	(53)	1,475

Total revenues	27,754	(1,337)	(7)	741	—	2,675	724	(71)	30,479	25,918	317	(596)	—	2,551	275	(53)	28,412

Benefits and Expenses:
Insurance and annuity benefits	15,343	46	112	—	—	2,456	372	—	18,329	14,013	(86)	—	—	2,323	1,805	—	18,055
Interest credited to policyholders’ account balances	1,903	(70)	—	—	716	64	10	—	2,623	1,843	34	—	(503)	66	4	—	1,444
Interest expense	778	—	—	—	—	3	2	—	783	687	—	—	—	—	2	—	689
Deferral of acquisition costs	(1,471)	—	—	—	—	—	(3)	—	(1,474)	(1,402)	—	—	—	—	(3)	—	(1,405)
Amortization of acquisition costs	1,276	(161)	83	—	—	16	3	—	1,217	1,085	95	—	—	18	3	—	1,201
General and administrative expenses	6,667	116	6	—	—	176	54	(34)	6,985	6,310	(67)	—	—	184	62	(4)	6,485

Total benefits and expenses	24,496	(69)	201	—	716	2,715	438	(34)	28,463	22,536	(24)	—	(503)	2,591	1,873	(4)	26,469

(1)	See page 39 for a definition of adjusted operating income.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended September 30, 2018								Three Months Ended December 31, 2018
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience- rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:
Premiums	8,143	—	—	—	529	138	—	8,810	11,487	—	—	—	621	112	—	12,220
Policy charges and fee income	1,557	(60)	—	—	—	1	—	1,498	1,570	(51)	—	—	—	1	—	1,520
Net investment income	3,367	(10)	—	—	560	129	—	4,046	3,382	(11)	—	—	544	121	—	4,036
Realized investment gains (losses), net	63	120	—	—	(4)	(28)	—	151	249	379	—	—	26	62	—	716
Asset management fees, commissions and other income	1,302	161	10	—	164	36	(30)	1,643	1,092	(500)	(277)	—	(313)	(42)	(20)	(60)

Total revenues	14,432	211	10	—	1,249	276	(30)	16,148	17,780	(183)	(277)	—	878	254	(20)	18,432

Benefits and Expenses:
Insurance and annuity benefits	8,464	(31)	—	—	1,099	225	—	9,757	11,934	42	—	—	786	166	—	12,928
Interest credited to policyholders’ account balances	940	31	—	21	33	5	—	1,030	937	(25)	—	(228)	33	5	—	722
Interest expense	355	—	—	—	1	1	—	357	372	—	—	—	1	1	—	374
Deferral of acquisition costs	(708)	—	—	—	—	(2)	—	(710)	(754)	—	—	—	—	(2)	—	(756)
Amortization of acquisition costs	496	57	—	—	8	2	—	563	533	(34)	—	—	9	1	—	509
General and administrative expenses	3,217	(23)	—	—	90	33	(4)	3,313	3,440	49	—	—	89	32	(8)	3,602

Total benefits and expenses	12,764	34	—	21	1,231	264	(4)	14,310	16,462	32	—	(228)	918	203	(8)	17,379

	Three Months Ended March 31, 2019
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)
Revenues:
Premiums	7,256	—	—	—	526	118	—	7,900
Policy charges and fee income	1,542	(72)	—	—	—	1	—	1,471
Net investment income	3,546	(10)	—	—	563	117	—	4,216
Realized investment gains (losses), net	20	(910)	—	—	56	68	—	(766)
Asset management fees, commissions and other income	1,284	257	454	—	229	84	(38)	2,270

Total revenues	13,648	(735)	454	—	1,374	388	(38)	15,091

Benefits and Expenses:
Insurance and annuity benefits	7,520	53	—	—	1,262	180	—	9,015
Interest credited to policyholders’ account balances	948	(43)	—	403	32	5	—	1,345
Interest expense	386	—	—	—	1	1	—	388
Deferral of acquisition costs	(759)	—	—	—	—	(2)	—	(761)
Amortization of acquisition costs	540	(116)	—	—	9	2	—	435
General and administrative expenses	3,408	9	—	—	89	28	(5)	3,529

Total benefits and expenses	12,043	(97)	—	403	1,393	214	(5)	13,951

(1)	See page 39 for a definition of adjusted operating income.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income beginning with the second quarter of 2019, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the investment management business.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested and Run-off Businesses:

Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance Advisors in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Other Related Revenues:

Other related revenues include incentive fees, transaction fees, strategic investing results, and commercial mortgage revenues.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Advisors:

Captive financial professionals and field managers in our insurance operations in the United States.

29. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Variable Investment Income

Consists of income from equity and alternative investments along with prepayment fee income.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2019

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of July 31, 2019

	A.M. Best*	Standard & Poor’s	Moody’s*	Fitch Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc. (1)	NR	twAAA	NR	NR

CREDIT RATINGS:
as of July 31, 2019

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, an S&P Global Company.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.